Q1 2018 Supplemental Financial Information February 1, 2018 Exhibit 99.2

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should” or “will,” or the negative of such terms or other comparable terminology. These forward-looking statements are only predictions based on the current intent and expectations of the management of Esterline, are not guarantees of future performance or actions, and involve risks and uncertainties that are difficult to predict and may cause Esterline’s or its industry’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Esterline’s actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-looking statements due to risks detailed in Esterline’s public filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K. This presentation also contains references to non-GAAP financial information subject to Regulation G. The reconciliations of each non-GAAP financial measure to its comparable GAAP measure as well as further information on management’s use of non-GAAP financial measures are included in Esterline’s press release dated February 1, 2018, included as Exhibit 99.1 to Form 8-K filed with the SEC on the same date, as well as in this presentation.

Strategic Direction A high-performing aerospace and defense company whose engaged employees deliver value through world-class products, services, and technologies. Profitable & Balanced Sales Growth Enterprise Excellence Leverage the Enterprise Employee Engagement Regulatory & Customer Compliance

Q1 2018 Financial Results Sales of $482 million, up 5.4% over prior-year period Some timing considerations as customers accelerated deliveries into the first quarter from Q2 Better Advanced Materials results on higher defense margins and return to full production in Arkansas business following plant shutdown GAAP EPS¹ of $(1.13) per diluted share Includes $48.6 million, or $1.62 per share, of discrete tax expenses from the U.S. Tax Cuts and Jobs Act of 2017 (TCJA) EPS of $0.49 per share excluding the one-time tax expenses Book-to-bill of 1.17x Free cash flow of $49 million* ¹ From Continuing Operations * See Page 1 regarding non-GAAP financial measures.

Q1 2018 Summary Dollars in millions, except EPS Q1 2018 Sales $ 482 Gross Margin $ 150 - % of sales 31.2% Operating Earnings from Continuing Operations $ 27 - % of sales 5.7% Earnings (Loss) from Continuing Operations $ (34) Earnings (Loss) Per Diluted Share from Continuing Operations $ (1.13) U.S. Tax Cuts and Jobs Act of 2017 discrete expenses – $48.6 million U.S. Tax Cuts and Jobs Act of 2017 discrete EPS impact – $(1.62)

Q1 2018 Sales Change (YOY) Items Sales Q1 2017 $ 458 Foreign currency translation 11 FX forward contract gain 6 Sales volume 7 Q1 2018 $ 482 Dollars in millions

Q1 2018 Segment Sales Change (YOY) Total ESL Avionics & Controls Sensors & Systems Advanced Materials Organic Sales¹ 1.7% 1.9% (0.2)% 4.5% FX 3.7% 3.3% 5.4% 1.5% YOY Change 5.4% 5.2% 5.2% 6.0% ¹ Organic sales change represents the total reported increase/(decrease) within the company’s continuing operations less the impact of all foreign currency translation and hedging activities.

Q1 2018 Earnings Summary * See Page 1 regarding non-GAAP financial measures. Q1 2018 Dollars in millions, except EPS Earnings from Continuing Ops EPS Q1 2018 GAAP $ (34) $ (1.13) Provisional Tax Expense Due to TCJA 49 1.62 Q1 2018 Excluding Tax Impact * $ 15 $ 0.49

Q1 2018 Free Cash Flow Reconciliation Q1 2018 Net Earnings $ (34) Depreciation and amortization (Depreciation of $14M in Q1 2018) 26 Change in working capital (A/R, Inventory, A/P) and Other 70 Cash flow from operations $ 62 Capital expenditures (13) Free cash flow * $ 49 Dollars in millions; GAAP results Amounts included in Free Cash Flow Q1 2018 Adjustments to Net Income (net of tax) * $ - Loss from Discontinued Operations $ - * See Page 1 regarding non-GAAP financial measures.

Q1 2018 EBITDA Q1 2018 Operating Earnings from Continuing Operations¹ $ 27 Depreciation and amortization² 26 EBITDA from Continuing Operations * $ 53 Dollars in millions ¹Operating earnings from continuing operations is earnings before interest and income taxes ²Excludes amortization of debt issuance costs, which is included in interest expense * See Page 1 regarding non-GAAP financial measures.

2018 Tax Outlook FY 2018 Full-Year ESL Estimated Tax Rate (Excluding one-time items) ~ 25% - 27% 21% 21% 21% 35% Full-year estimated U.S. statutory tax rate is a blended rate across all quarters = 24.5% Rest of the World U.S. Effective tax rate influenced by geographic mix of earnings Esterline is truly international, with large, profitable operations across the globe In FY 2017, the U.S. made up ~30% of the company’s total taxable income

2018 Guidance Reiterated FY 2018 Guidance Sales $2.025B - $2.075B EPS* (diluted, continuing ops, excluding one-time tax expenses of $48.6M, or $1.62 per share) $3.65 - $4.05 EBITDA* $290M - $310M Free Cash Flow * $105M - $130M * See Page 1 regarding non-GAAP financial measures.

2018 Guidance Assumptions Interest expense ~$30 million Tax rate ~25% ‒ 27% Assumes no significant changes to tax laws Excludes one-time U.S. tax reform TCJA expenses in Q1 2018 Average diluted shares outstanding ~30 million Noncontrolling interest of approximately $1.5 million Depreciation / Amortization expense ~$105 ‒ $110 million Cap Ex $80 ‒ $85 million R&D spend of approximately 5% of sales Total SG&A expected to be approximately 19% of sales

Share Repurchase Update # Shares In thousands $ Value In millions $ Authorization Remaining In millions FY 2014 269 $ 30.3 FY 2015 2,562 259.5 FY 2016 305 18.7 FY 2017 - - Q1 2018 287 20.4 Total since inception * 3,423 $ 328.9 $ 71 * $400 million total authorization for share repurchase.